UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2020

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220		95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

333 Three D Systems Circle	Rock Hill	South Carolina	29730
(Address of Principal Executive Offices)			(Zip Code)
(803) 326-3900
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2020, 3D Systems Corporation (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Truist Securities, Inc. and HSBC Securities (USA) Inc., in their respective capacities as sales agents (together, the “Sales Agents”), under which the Company may offer and sell, from time to time, through and to the Sales Agents, shares of the Company’s common stock having an aggregate offering price of up to $150.0 million (“Shares”). Any Shares sold under the Equity Distribution Agreement will be issued under the automatic registration statement on Form S-3 (File No. 333- 239803) that the Company filed with the Securities and Exchange Commission (“SEC”) on July 10, 2020, the base prospectus filed as part of such registration statement and a prospectus supplement, dated August 5, 2020, to be filed by the Company with the SEC.

The Company is not obligated to sell any Shares under the Equity Distribution Agreement. Subject to the terms and conditions of the Equity Distribution Agreement, the Sales Agents will use commercially reasonable efforts consistent with their normal trading and sales practices to sell Shares from time to time based upon the Company’s instructions, including the maximum number of Shares to be issued on a daily basis or otherwise as agreed with the Sales Agents, and the minimum price per share at which such Shares may be sold. Subject to the terms and conditions of the Equity Distribution Agreement, sales of the Shares may be made at market prices in transactions that are deemed to be “at the market offerings,” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the New York Stock Exchange (the “NYSE”), the existing trading market for the Company’s common stock. The Sales Agents will not engage in any prohibited stabilizing transactions with respect to the Company’s common stock. The Sales Agents’ obligation to sell Shares under the Equity Distribution Agreement is subject to satisfaction of certain customary closing conditions for transactions of this nature.

Except as otherwise agreed, the Company will pay the Sales Agents a commission of up to 3.00% of the gross sales price of the Shares sold under the terms of the Equity Distribution Agreement. The Company has agreed to provide the Sales Agents with customary indemnification and contribution rights.

The Equity Distribution Agreement may be terminated by each Sales Agent as to its obligations under the Equity Distribution Agreement or by the Company at any time upon notice to the other parties, or by the Sales Agents at any time in certain circumstances, including any suspension or limitation on the trading of the Company’s common stock on the NYSE.

The foregoing description is qualified in its entirety by reference to the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Equity Distribution Agreement, nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 2.02. Results of Operations and Financial Condition.

On August 5, 2020, the Company issued a press release announcing the Company’s results of operations for the second quarter and six months ended June 30, 2020 (the “Earnings Release”). A copy of the Earnings Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 (and in the Earnings Release) shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 2.05. Costs Associated With Exit or Disposal Activities.

On August 5, 2020, the Company announced a restructuring plan intended to align the Company’s operating costs with the Company’s current revenue levels and better position the Company for future sustainable and profitable growth. The restructuring plan includes a reduction of nearly 20% of the Company’s workforce, with the majority of the workforce reduction expected to be completed by December 31, 2020. The Company expects that the restructuring plan, in conjunction with other cost reduction measures, will reduce the Company’s annualized costs by approximately $100 million by the end of December 31, 2021. The Company expects to incur a cash charge in the range of $25 to $30 million for (i) severance (approximately 75%) and (ii) facility closings and other costs (approximately 25%), primarily in the second half of 2020. The Company may incur additional charges in 2021 as it finalizes all the actions to be taken. Non-cash charges related to these actions is expected to be less than $5 million.

Certain of the foregoing statements are not statements of historical or current facts and are therefore forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the SEC, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

Item 7.01. Regulation FD Disclosure.

On August 5, 2020, the Company issued a press release announcing entry into the Equity Distribution Agreement. A copy of this press release is furnished herewith as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

Additionally, on August 5, 2020, the Company issued a press release announcing the Company’s restructuring plan. A copy of this press release is furnished herewith as Exhibit 99.3 and is incorporated into this Item 7.01 by reference.

Included in the Earnings Release is an announcement that the Company plans to hold a conference call and webcast at 4:30 p.m., Eastern Time, Wednesday, August 5, 2020, to discuss its second quarter and six months ended June 30, 2020 financial results and other matters relating to the Company’s plans and operations. A copy of this Earnings Release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1. The slides to be presented on the webcast are furnished herewith as Exhibit 99.4 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4) shall not be deemed “filed” with the SEC for purposes of the Exchange Act, nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated August 5, 2020, by and among 3D Systems Corporation and Truist Securities, Inc. and HSBC Securities (USA) Inc.
99.1	Press Release issued by 3D Systems Corporation, dated August 5, 2020, announcing results for the second quarter and six months ended June 30, 2020.
99.2	Press Release issued by 3D Systems Corporation, dated August 5, 2020, announcing entry into the Equity Distribution Agreement.
99.3	Press Release issued by 3D Systems Corporation, dated August 5, 2020, announcing restructuring plan.
99.4	Investor information to be presented by 3D Systems Corporation on August 5, 2020.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

/s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary
Date: August 5, 2020